Exhibit 12.1

SAVIA, S.A. DE C.V.
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1. Alfonso Romo Garza is the Chief Executive Officer of Savia, S.A. de C.V. (the "Company").

2. To the best of my knowledge:
          (A) The Company's Form 20-F accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the
"Exchange Act"); and

          (B) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2003

/s/Alfonso Romo Garza
 Alfonso Romo Garza
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Savia, S.A. de C.V.  and will be retained by Savia, S.A de C.V. and furnished to the Securities and Exchange Commission or its staff upon request.